UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)     AUGUST 1, 1997




                            EQUITABLE RESOURCES, INC.
             (Exact name of registrant as specified in its charter)




      PENNSYLVANIA                     1-3551                    25-0464690
(State or other jurisdiction         (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)




420 BOULEVARD OF THE ALLIES, PITTSBURGH, PENNSYLVANIA                 15219
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code      (412) 261-3000



                                      NONE
             (Former name or former address, if changed since last report)

ITEM 5.  Other Events

      ET Avoca Company, a special purpose subsidiary of the registrant, ERI, filed a petition for relief under Chapter 11 of the United States Bankruptcy Code in the U.S. Bankruptcy Court for the District of Delaware. The filing relates to ET Avoca Company's partnership interest in the Avoca Natural Gas Storage Project (ANGS) which has been discontinued. ANGS was planned as a high deliverability storage project near Avoca, NY. However, the project had continued problems associated with brine disposal. As no alternative brine disposal methods appeared to be economically viable, the project was terminated. In the second quarter of 1997, the Company provided a reserve equal to the amount of its investment in the project and anticipated project exit costs.





                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.



                                               EQUITABLE RESOURCES, INC.
                                                     (Registrant)


                                   By          /s/ A. Mark Abramovic
                                                   A. Mark Abramovic
                                               Senior Vice President and
                                                Chief Financial Officer


      August 1, 1997